Commitments and Contingencies	6 Months Ended	12 Months Ended
	Jul. 31, 2020	Jan. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note 11. Commitments and Contingencies

Operating Leases

The Company leases its facilities and a portion of its equipment and licenses under various non-cancellable agreements, which expire at various times through July 2028 and require various minimum annual rentals.

The Company’s agreements for the facilities and certain services provide the Company with the option to renew. The Company’s future contractual obligations would change if the Company exercised these options.

The terms of the lease agreements provide for rental payments on a graduated basis. The Company recognizes rent expense on a straight-line basis over the lease period and has accrued for rent expense incurred but not paid.

Total lease expense amounted to $2.1 million and $2.7 million for the three months ended July 31, 2019 and 2020, respectively and $3.9 million and $5.4 million for the six months ended July 31, 2019 and 2020, respectively.

Indemnification

In the ordinary course of business, the Company generally includes standard indemnification provisions in its arrangements with third parties, including vendors, customers, and the Company’s directors and officers. Pursuant to these provisions, the Company may be obligated to indemnify such parties for losses or claims suffered or incurred. It is not possible to determine the maximum potential loss under these indemnification provisions due to the Company’s limited history of prior indemnification claims and the unique facts and circumstances involved in each particular provision. To date, the Company has not incurred any material costs as a result of such obligations and has not accrued any material liabilities related to such obligations in the accompanying unaudited condensed consolidated financial statements.

Note 14. Commitments and Contingencies

The Company leases its facilities and a portion of its equipment and licenses under various non-cancellable agreements, which expire at various times through July 2028 and require various minimum annual rentals.

The Company’s agreements for the facilities and certain services provide the Company with the option to renew. The Company’s future contractual obligations would change if the Company exercised these options.

Future minimum lease payments required under operating leases at January 31, 2020 are as follows:

Fiscal Year Ending January 31,
2021	$6,068
2022	4,523
2023	3,815
2024	3,245
2025	1,276
Thereafter	3,798

$22,725

The terms of the lease agreements provide for rental payments on a graduated basis. The Company recognizes rent expense on a straight-line basis over the lease period and has accrued for rent expense incurred but not paid.

Total lease expense amounted to $3.4 million, $5.8 million, and $8.7 million for the fiscal years ended January 31, 2018, 2019 and 2020, respectively.

We have recognized liabilities for contingencies related to state sales and use tax deemed probable and estimable, including penalties and interest, totaling $0.9 million and $0.2 million at January 31, 2019 and 2020, respectively, which are included in other accrued expenses in the Company’s consolidated balance sheets.